UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 29, 2006

                        Alternative Loan Trust 2006-OC5
                        -------------------------------
                 (Exact name of the issuing entity) Commission
               File Number of the issuing entity: 333-131630-35

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                   87-0698307
                     --------                   ----------
                  (State or Other            (I.R.S. Employer
                   Jurisdiction         Identification No. of the
              of Incorporation of the           depositor)
                    depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8   Other Events

Item 8.01   Other Events.

On June 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OC5. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On June 29, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of June 29, 2006, among CHL and The Bank of New York, as Swap Contract Administrator for Alternative Loan Trust 2006-OC5 (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.2.

On June 29, 2006, Barclays Bank PLC, as certificate swap counterparty ("Barclays" and, the "Certificate Swap Counterparty") and the Swap Contract Administrator, entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), a Schedule thereto and Credit Support Annex thereto. The ISDA Master Agreement, Schedule thereto and Credit Support Annex thereto are annexed hereto as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively.

On June 27, 2006, the Certificate Swap Counterparty entered into a swap contract (the "Barclays Swap Contract") , as evidenced by a confirmation (the "Barclays Confirmation"), dated June 29, 2006, by and between the Certificate Swap Counterparty and CHL. The Barclays Confirmation is annexed hereto as
Exhibit 99.6.

On June 29, 2006, CHL entered into an Assignment Agreement (the "Assignment Agreement"), dated as of June 29, 2006, by and among CHL, the Swap Contract Administrator and the Certificate Swap Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Barclays Swap Contract to the Swap Contract Administrator. The Assignment Agreement is annexed hereto as Exhibit 99.7.

On June 27, 2006, the Certificate Swap Counterparty entered into a swaption contract (the "Barclays Swaption Contract") , as evidenced by a confirmation (the "Barclays Swaption Confirmation"), dated June 29, 2006, by and between the Certificate Swap Counterparty and CHL. The Barclays Swaption Confirmation is annexed hereto as Exhibit 99.8.

On June 29, 2006, Credit Suisse International, as class 2-A-2B swap counterparty ("CSI" and, the "Class 2-A-2B Swap Counterparty") and the Swap Contract Administrator, entered into an ISDA Master Agreement
(1992-Multicurrency-Cross Border), a Schedule thereto and Credit


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

Support Annex thereto. The ISDA Master Agreement, Schedule thereto and Credit Support Annex thereto are annexed hereto as Exhibit 99.9, Exhibit 99.10 and
Exhibit 99.11, respectively

On June 29, 2006, CHL entered into a novation confirmation (the "Novation Confirmation"), dated as of June 29, 2006, by and among CHL, The Bank of New York, as Swap Contract Administrator for Alternative Loan Trust 2006-OC5 and the Class 2-A-2B Swap Counterparty, pursuant to which CHL, assigned all of its rights and delegated all of its duties and obligations under a certain old confirmation between CHL, and the Class 2-A-2B Swap Counterparty, to the Swap Contract Administrator. The Novation Confirmation is annexed hereto as Exhibit 99.12.

On June 29, 2006, the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty entered into a new confirmation (the "New Confirmation"), dated as of June 29, 2006, by and between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty, which New Confirmation amended, restated and superseded that certain old confirmation between CHL, and the Class 2-A-2B Swap Counterparty. The New Confirmation is annexed hereto as Exhibit 99.13.

On February 16, 2006, the Company entered into an Item 1115 Agreement (the "Barclays Item 1115 Agreement"), dated as of February 16, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Barclays. The Barclays Item 1115 Agreement is annexed hereto as Exhibit 99.14.

On June 26, 2006, the Company entered into an Item 1115 Agreement (the "CSI
Item 1115 Agreement"), dated as of June 26, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and CSI. The CSI Item 1115 Agreement is annexed hereto as Exhibit 99.15.



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




Section 9   Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c)  Shell Company Transactions.

(d) Exhibits.

Exhibit No. Description

99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Swap Contract Administration Agreement, dated as of June 29, 2006, among CHL, the Swap Contract Administrator and the Trustee.

99.3 The ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.4 The Schedule to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.5 The Credit Support Annex to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.6 The Barclays Confirmation, dated June 29, 2006, between the Certificate Swap Counterparty and CHL.

99.7 The Assignment Agreement, dated June 29, 2006, among CHL, the Swap Contract Administrator and the Certificate Swap Counterparty.

99.8 The Barclays Swaption Confirmation, dated June 29, 2006, between the Certificate Swap Counterparty and CHL.

99.9 The ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.

99.10 The Schedule to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.


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


99.11 The Credit Support Annex to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.

99.12 The Novation Confirmation, dated June 29, 2006, among CHL, the Swap Contract Administrator and the Class 2-A-2B Swap
            Counterparty.

99.13 The New Confirmation, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.

99.14 The Barclays Item 1115 Agreement, dated as of February 16, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and Barclays.

99.15 The CSI Item 1115 Agreement, dated as of June 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and CSI.



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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  June 14, 2006


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




                                 Exhibit Index


Exhibit

99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Swap Contract Administration Agreement, dated as of June 29, 2006, among CHL, the Swap Contract Administrator and the Trustee.

99.3 The ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.4 The Schedule to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.5 The Credit Support Annex to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Certificate Swap Counterparty.

99.6 The Barclays Confirmation, dated June 29, 2006, between the Certificate Swap Counterparty and CHL.

99.7 The Assignment Agreement, dated June 29, 2006, among CHL, the Swap Contract Administrator and the Certificate Swap Counterparty.

99.8 The Barclays Swaption Confirmation, dated June 29, 2006, between the Certificate Swap Counterparty and CHL.

99.9 The ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.

99.10 The Schedule to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.

99.11 The Credit Support Annex to the ISDA Master Agreement, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.

99.12 The Novation Confirmation, dated June 29, 2006, among CHL, the Swap Contract Administrator and the Class 2-A-2B Swap
            Counterparty.

99.13 The New Confirmation, dated June 29, 2006, between the Swap Contract Administrator and the Class 2-A-2B Swap Counterparty.

99.14 The Barclays Item 1115 Agreement, dated as of February 16, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and Barclays.

99.15 The CSI Item 1115 Agreement, dated as of June 26, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and CSI.


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